UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Cardinal Health, Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting") on November 5, 2025. See the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 16, 2025 (the “Proxy Statement”) for more information on the three proposals included in the Proxy Statement for the Annual Meeting.

Proposal 1. The shareholders elected the 12 nominees listed below to the Company's Board of Directors, each to serve until the 2026 Annual Meeting of Shareholders and until their successor is duly elected and qualified or until their earlier resignation, removal from office or death, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Robert W. Azelby	185,554,401	1,191,305	421,263	21,102,067
Michelle M. Brennan	185,052,838	1,709,581	404,550	21,102,067
Sheri H. Edison	185,480,029	1,078,030	608,910	21,102,067
David C. Evans	184,139,430	2,596,591	430,948	21,102,067
Patricia A. Hemingway Hall	180,874,095	5,683,892	608,982	21,102,067
Jason M. Hollar	185,671,299	1,117,772	377,898	21,102,067
Akhil Johri	186,335,823	346,745	484,401	21,102,067
Gregory B. Kenny	177,567,949	9,181,392	417,628	21,102,067
Nancy Killefer	178,927,768	7,589,047	650,154	21,102,067
Christine A. Mundkur	186,390,729	322,976	453,264	21,102,067
Robert W. Musslewhite	186,367,331	374,398	425,240	21,102,067
Sudhakar Ramakrishna	186,183,383	512,015	471,571	21,102,067

Proposal 2. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers ("say-on-pay" vote), and voted as follows:

For	Against	Abstained	Broker Non-Votes
168,382,554	17,271,117	1,513,298	21,102,067

Proposal 3. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2026, and voted as follows:

For	Against	Abstained	Broker Non-Votes
195,705,020	12,253,800	310,216	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 6, 2025	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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